                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JULY 19, 1999 (JULY 2, 1999)


                                  [SUIZA LOGO]


                             SUIZA FOODS CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                            340-28130                         75-2559681
    (State or other Jurisdiction of         (Commission File Number)      (IRS Employer Identification No.)
            Incorporation)


                        2515 MCKINNEY AVENUE, SUITE 1200
                               DALLAS, TEXAS 75201
               (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (214) 303-3400

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         (a) On July 2, 1999, Suiza Foods Corporation (the "Registrant") completed the transactions in which it sold its U.S. plastic packaging operations to Consolidated Container Company LLC, a newly formed company ("Consolidated Container") controlled by affiliates of Vestar Capital Partners III, L.P., a private equity firm. The Registrant effected the sale pursuant to a Contribution and Merger Agreement dated April 29, 1999, by and among the Registrant and certain of its subsidiaries, Vestar Packaging LLC, a Delaware limited liability company ("Vestar Packaging") and Reid Plastics Holdings, Inc., a Delaware corporation ("Reid Holdings") and its subsidiaries (the "Agreement"). Pursuant to that agreement, the Registrant merged the subsidiaries of Franklin Plastics, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of the Registrant ("Franklin"), with and into Consolidated Container, (2) transferred the assets and liabilities of Franklin related to the U.S. plastic packaging business to Consolidated Container, and (3) contributed the equity interest of the successor to Plastic Containers, Inc., a Delaware corporation and indirect, wholly-owned subsidiary of the Registrant to Consolidated Container (the mergers, assignments and contribution of the Registrant's U.S. plastic packaging operations to Consolidated Container are, collectively, the "Suiza Contributions").

         In exchange for the Suiza Contributions and pursuant to the terms of the Agreement, the Registrant and certain minority stockholders of Franklin received a 43% and 6% equity interest, respectively, in Consolidated Container Holdings LLC, a Delaware limited liability company and the parent of Consolidated Container ("Holdings"); Vestar Packaging and Reid Holdings, collectively, hold the remaining 51% of the equity interests in Holdings. Additionally, the Registrant received a cash payment in the amount of approximately $372 million in repayment of intercompany debt and redemption of intercompany preferred stock and accrued but unpaid dividends and interest. The consideration received by the Registrant for the Suiza Contributions was determined by arm's-length negotiations between representatives of the Registrant, Reid Holdings and Vestar Packaging based on a number of factors.

         Certain former officers of the Registrant and/or its subsidiaries, including Franklin and Plastic Containers, are officers and/or managers of Consolidated Container.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (b)      Pro Forma Financial Information

         On July 2, 1999, the Registrant sold its U.S. plastic packaging operations to Consolidated Container, in exchange for cash proceeds for the repayment of intercompany debt and the redemption of intercompany preferred stock, along with a 43% equity interest in Holdings, which, as of the effective date included the operations of Reid Plastics, an unaffiliated plastic packaging business.

         The following unaudited pro forma financial information gives effect to these transactions and the application of the net proceeds received from the repayment of the intercompany debt and the redemption of intercompany preferred stock held by the Registrant as if they had occurred on or at the beginning of the periods presented. The unaudited pro forma balance sheet at March 31, 1999 has been prepared as if the transactions had occurred on March 31, 1999, whereas the unaudited pro forma statements of operations for the year ended December 31, 1998 and the quarter ended March 31, 1999 give effect to the transactions as if they had occurred on January 1, 1998. No pro forma adjustment has been reflected in the unaudited pro forma statements of operations for the decrease in the Registrants' ownership interest in its U.S. plastic packaging operations because management believes that the pro forma effect of the Registrant's 43% equity interest in Holdings will approximate the reported historical operating results for its U.S. plastic packaging operations.

         The pro forma financial information is based on available information and certain assumptions that management of the Registrant deems appropriate but which may be revised as additional information becomes available. The pro forma financial information does not purport to represent what the financial position or results of operations of the Registrant would actually have been if the transactions had, in fact, occurred on the dates assumed and is not necessarily representative of the Registrant's financial position or results of operations for any future period.

                             SUIZA FOODS CORPORATION
                        UNAUDITED PRO FORMA BALANCE SHEET
                                At March 31, 1999


                                                                             CONVERSION
                                                             HISTORICAL      TO EQUITY          NET
                                                            SUIZA FOODS       METHOD(a)      PROCEEDS(b)      PRO FORMA
ASSETS                                                                             (IN THOUSANDS)
Current assets:
   Cash and cash equivalents                                 $   67,901      $  (2,706)      $      -          $ 65,195
   Temporary Investments                                          8,111         (8,111)                               0
   Receivables, net of allowance for doubtful accounts          447,749        (47,661)                         400,088
   Inventories                                                  229,062        (24,306)                         204,756
   Prepaid expenses and other current assets                     23,988           (768)                          23,220
   Deferred income taxes                                         22,565         (2,395)                          20,170
                                                             ----------                                      ----------
      Total current assets                                      799,376                                         713,429

Property, plant and equipment                                   893,845       (222,425)                         671,420
Investment in Suiza Packaging                                         0        374,508         (362,943)         11,565
Deferred income taxes                                             2,434                                           2,434
Intangible and other assets                                   1,385,545       (265,483)                       1,120,062
                                                             ----------                                      ----------
Total                                                        $3,081,200                                      $2,518,910
                                                             ==========                                      ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses                     $  504,296      $ (55,882)      $       -        $ 448,414
   Income taxes payable                                           9,629                                           9,629
   Current portion of long-term debt                             55,292         (1,012)                          54,280
                                                             ----------                                      ----------
      Total current liabilities                                 569,217                                         512,323

Long-term debt                                                  923,730       (132,902)        (362,943)        427,885
Other long term liabilities                                      61,313        (22,598)                          38,715
Deferred income taxes                                            34,703         15,190                           49,893
Mandatorily redeemable trust issued preferred securities        683,068                                         683,068
Minority interest in subsidiaries                               131,629         (2,143)                         129,486
Stockholders' equity:
   Common stock                                                     337                                             337
   Additional paid in capital                                   450,406                                         450,406
   Retained earnings                                            225,732                                         225,732
   Accumulated other comprehensive income                         1,065                                           1,065
                                                             ----------                                      ----------
      Total stockholders' equity                                677,540                                         677,540
                                                             ----------                                      ----------
Total                                                        $3,081,200                                      $2,518,910
                                                             ==========                                      ==========

(a) Pro forma adjustment to deconsolidate the U.S. plastic packaging operations and report the Registrant's net investment under the equity method of accounting.

(b) Pro forma adjustments to reflect the pro forma net cash proceeds to the Registrant of $362.9 million ($372 million as of the transaction date less the amount of additional accrued interest on the intercompany debt between March 31, 1999 and the transaction date, which was repaid on July 2, 1999) from the repayment of intercompany debt and the redemption of intercompany preferred stock by Consolidated Container and the use of such net proceeds to repay amounts outstanding under the Registrant's senior credit facility.

                             SUIZA FOODS CORPORATION
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                           CONVERSION         OTHER
                                           HISTORICAL       TO EQUITY      ADJUSTMENTS
                                           SUIZA FOODS      METHOD(a)          (b)        PRO FORMA

                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)

Net sales                                  $ 3,320,940     (326,511)                     $ 2,994,429
Cost of sales                                2,557,908     (241,729)                       2,316,179
                                           -----------                                   -----------
Gross profit                                   763,032                                       678,250

Operating costs and expenses:
   Selling and distribution                    376,928      (16,400)                         360,528
   General and administrative                  112,169      (16,795)                          95,374
   Amortization of intangibles                  31,479       (4,921)                          26,558
                                           -----------                                   -----------
      Total operating costs and expenses       520,576                                       482,460
                                           ===========                                   ===========

Operating income                               242,456                                       195,790
Other (income) expense:
   Interest expense, net                        52,082      (26,841)           2,760          28,001
   Financing charges on trust issued
      preferred securities                      30,213                                        30,213
   Equity in earnings of unconsolidated
      subsidiary                                            (10,043)                         (10,043)
   Other expense (income)                       (4,290)          68                           (4,222)
                                           -----------                                   -----------
      Total other expense                       78,005                                        43,949
                                           ===========                                   ===========

Income from continuing operations
   before income taxes                         164,451                                       151,841
Income taxes                                    59,823       (9,486)             966          51,303
Minority interest in earnings                    1,559         (364)                           1,195
                                           -----------                                   -----------
Income from continuing operations          $   103,069                                   $    99,343
                                           ===========                                   ===========

Income per common share
   Basic                                   $      3.12                                   $      3.01
                                           ===========                                   ===========
   Diluted                                 $      2.90                                   $      2.81
                                           ===========                                   ===========

(a) Pro forma adjustment to deconsolidate the U.S. plastic packaging operations and report the Registrant's equity in the earnings of this unconsolidated subsidiary under the equity method of accounting.

(b) Pro forma adjustments to interest expense and income tax expense to reflect the elimination of intercompany interest income received from the U.S. plastic packaging operations, offset by the reduction in interest expense attributable to the use of the net proceeds to repay the amounts outstanding under the Registrant's senior credit facility, as follows:

    Elimination of intercompany interest income                       $ 20,632
    Reduction of senior credit facility interest expense
       at an assumed effective interest rate of 7%                     (17,872)
                                                                      --------
    Net effect on interest expense                                    $  2,760
                                                                      ========
    Income taxes at a 35% effective tax rate                          $    966
                                                                      ========

                             SUIZA FOODS CORPORATION
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 1999

                                                           CONVERSION         OTHER
                                           HISTORICAL       TO EQUITY      ADJUSTMENTS
                                           SUIZA FOODS      METHOD(a)          (b)          PRO FORMA

                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales                                  $ 1,153,186     $(120,176)      $      -         $ 1,033,010
Cost of sales                                  920,627       (88,856)                           831,771
                                           -----------     ---------                        -----------

Gross profit                                   232,559                                          201,239
Operating costs and expenses:
   Selling and distribution                    121,855        (5,285)                           116,570
   General and administrative                   39,104        (7,650)                            31,454
   Amortization of intangibles                   9,924        (1,671)                             8,253
                                           -----------                                      -----------
      Total operating costs and expenses       170,883                                          156,277
                                           ===========                                      ===========

Operating income                                61,676                                           44,962
Other (income) expense:
   Interest expense, net                        15,943        (9,363)            486              7,066
   Financing charges on trust issued
      preferred securities                       9,647                                            9,647
   Equity in earnings of unconsolidated
      subsidiary                                              (3,642)                            (3,642)
   Other expense (income)                         (507)          118                               (389)
                                           -----------                                      -----------
      Total other expense                       25,083                                           12,682
                                           ===========                                      ===========

Income from continuing operations
   before income taxes                          36,593                                           32,280
Income taxes                                    14,012        (3,567)            170             10,615
Minority interest in earnings                    1,708          (260)                             1,448
                                           -----------                                      -----------
Income from continuing operations          $    20,873                                      $    20,217
                                           ===========                                      ===========
Income per common share:
   Basic                                   $      0.62                                      $      0.60
                                           ===========                                      ===========
   Diluted                                 $      0.60                                      $      0.58
                                           ===========                                      ===========

(c) Pro forma adjustment to deconsolidate the U.S. plastic packaging operations and report the Registrant's equity in the earnings of this unconsolidated subsidiary under the equity method of accounting.

(d) Pro forma adjustments to interest expense and income tax expense to reflect the elimination of intercompany interest income received from the U.S. plastic packaging operations, offset by the reduction in interest expense attributable to the use of the net proceeds to repay the amounts outstanding under the Registrant's senior credit facility, as follows:

    Elimination of intercompany interest income                       $  6,448
    Reduction of senior credit facility interest expense
       at an assumed effective interest rate of 7%                      (5,962)
                                                                      --------
    Net effect on interest expense                                    $    486
                                                                      ========
    Income taxes at a 35% effective tax rate                          $    170
                                                                      ========

(c)      Exhibits

           2.1 Contribution and Merger Agreement by and among Suiza Foods Corporation, Franklin Plastics, Inc. and affiliates, Vestar Packaging LLC, Reid Plastics Holdings, Inc. and affiliates, Consolidated Container Holdings LLC, Consolidated Container Company LLC and Reid Plastics Group LLC dated as of April 29, 1999, as amended.


           2.2 Amendment No. 1 to Contribution and Merger Agreement dated June 28, 1999.

          99.1 Amended and Restated Limited Liability Company Agreement of Consolidated Container Holdings, LLC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  July 19, 1999               SUIZA FOODS CORPORATION



                                          By: /s/ LISA N. TYSON
                                              ----------------------------------
                                                  Lisa N. Tyson
                                                  Vice President
                                                  and Assistant General Counsel

                                INDEX TO EXHIBITS

   Exhibit
   Number                         Description
   -------                        ------------

     2.1 Contribution and Merger Agreement by and among Suiza Foods Corporation, Franklin Plastics, Inc. and affiliates, Vestar Packaging LLC, Reid Plastics Holdings, Inc. and affiliates, Consolidated Container Holdings LLC, Consolidated Container Company LLC and Reid Plastics Group LLC dated as of April 29, 1999, as amended.

     2.2        Amendment No. 1 to Contribution and Merger Agreement dated June
                28, 1999.

    99.1 Amended and Restated Limited Liability Company Agreement of Consolidated Container Holdings LLC.